[CHASE VISTA LOGO]

                                  PROSPECTUS
                          LATIN AMERICAN EQUITY FUND

                             CLASS A AND B SHARES

                       INVESTMENT STRATEGY: CAPITAL GROWTH

February 27, 1998, As revised March 13, 1998

This Prospectus explains concisely what you should know before investing. Please read it carefully and keep it for future reference. You can find more detailed information about the Fund in its February 27, 1998 Statement of Additional Information, as amended periodically (the "SAI"). For a free copy of the SAI, call the Chase Vista Service Center at 1-800-34-VISTA. The SAI has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated into this Prospectus by reference. In addition, the Commission maintains a Web site (http://www.sec.gov) that contains the SAI, the Fund's Annual Report to Shareholders and other information regarding the Fund which has been electronically filed with the Commission.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank or any of its affiliates and are not insured by the FDIC, the Federal Reserve Board or any other government agency. Investments in mutual funds involve risk, including the possible loss of the principal amount invested.
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                                TABLE OF CONTENTS

Expense Summary ...............................................................   4
 The expenses you might pay on your Fund investment, including examples
Fund Objective ................................................................   6
Investment Approach ...........................................................   6
 The kinds of securities in which the Latin America Fund invests
Other Investment Practices ....................................................   8
 The investment techniques and risks of the Fund
Management ....................................................................  14
 Chase Manhattan Bank, the Fund's adviser; Chase Asset Management, the Fund's sub-adviser, and the individuals who manage the Fund
About Your Investment .........................................................  15
 Choosing a share class
How to Buy, Sell and Exchange Shares ..........................................  16
How the Fund Values Its Shares ................................................  23
How Distributions Are Made; Tax Information ...................................  23
 How the Fund distributes its earnings, and the taxes related to those earnings
Other Information Concerning the Fund .........................................  24
 Distribution plans, shareholder servicing agents, administration, custodian, expenses and organization
Performance Information .......................................................  28
 How performance is determined, stated and/or advertised
Make the Most of Your Chase Vista Privileges ..................................  30

                                        3
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                                 EXPENSE SUMMARY

Expenses are one of several factors to consider when investing. The following table summarizes your costs from investing in the Fund based on estimated expenses for the current fiscal year. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.



                                                                   Class A         Class B
                                                                   Shares          Shares
                                                                   ------          ------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price) ..............................................     4.75%           None
Maximum Deferred Sales Charge (as a percentage of the lower of
  original purchase price or redemption proceeds)* .............     None            5.00%
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Investment Advisory Fee (after waivers)** ......................     0.00%           0.00%
12b-1 Fee*** ...................................................     0.25%           0.75%
Shareholder Servicing Fee ......................................     0.00%**         0.25%
Other Expenses (after waivers and reimbursements)** ............     1.50%           1.50%
                                                                   -------           ----
Total Fund Operating Expenses
  (after waivers of fees and expense reimbursements)** .........     1.75%           2.50%
                                                                   =======           ====

EXAMPLES
Your investment of $1,000 would incur the
following expenses, assuming 5% annual return:   1 Year     3 Years
                                                 --------   --------
Class A Shares+ ..............................   $64        $100
Class B Shares:
 Assuming complete redemption at the end of
   the period++ ..............................   $77        $110
 Assuming no redemptions .....................   $25        $ 78


* The maximum deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge generally declines by 1% annually thereafter (except in the fourth year), reaching zero after six years. See "How to Buy, Sell and Exchange Shares."
** Reflects current fee waiver and expense reimbursement arrangements to maintain Total Fund Operating Expenses at the levels indicated in the table above. Absent such arrangements, the Investment Advisory Fee and Other Expenses would be 1.00%, and 1.65% respectively, for Class A and Class B shares, the Shareholder Servicing Fee for Class A shares would be 0.25% and Total Fund Operating Expenses would be 3.15% and 3.65% for Class A and Class B shares, respectively.
*** Long-term shareholders in mutual funds with 12b-1 fees, such as Class A and
    Class B shareholders of the Fund, may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.
+   Assumes deduction at the time of purchase of the maximum sales charge.
++ Assumes deduction at the time of redemption of the maximum applicable deferred sales charge.


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The table is provided to help you understand the expenses of investing in the
Fund and your share of the operating expenses that the Fund incurs. The examples should not be considered representations of past or future expenses or returns; actual expenses and returns may be greater or less than shown.

Charges or credits, not reflected in the expense table above, may be incurred directly by customers of financial institutions in connection with investments in the Fund. The Fund understands that Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund with respect to those accounts. See "Other Information Concerning the Fund."

                                       5
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FUND OBJECTIVE

The Fund seeks total return from long-term capital growth. The Fund is not intended to be a complete investment program, and there is no assurance that the Fund will achieve its objective.


INVESTMENT APPROACH

The Fund will invest principally in a broad portfolio of equity securities of foreign companies located in countries throughout Latin America. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of Latin American issuers.

The Fund's advisers seek to identify those countries and industries throughout Latin America where economic and political factors are likely to produce above-average growth rates. The Fund's advisers attempt to identify those companies in such countries and industries that are best positioned and managed to take advantage of these economic and political factors. Emphasis will be placed on companies in Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela, but the Fund may also invest in companies in other countries in Latin America, which, for purposes of this prospectus, includes Mexico, and the Spanish- and Portuguese-speaking countries of Central America, South America and the islands of the Caribbean. The Fund may invest heavily in countries which comprise a substantial portion of the total Latin American market capitalization.

The Fund is classified as a "non-diversified" fund under federal securities law.

WHO MAY WANT TO INVEST

Latin American Equity Fund may
be most appropriate for investors
who . . .
[bullet] Are seeking long-term growth of capital
[bullet] Are investing for goals several years away
[bullet] Own or plan to own other types of investments for diversification purposes
[bullet] Can assume market risk and the risk of investing internationally

The Fund may NOT be appropriate for investors who are unable to tolerate frequent up and down price changes and the potential instability of foreign markets; who are investing for short-term goals or who are in need of current income.


INVESTMENT POLICIES
Instead of investing directly in underlying securities, the Fund is authorized to seek to achieve its objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund.

The equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common stocks and warrants to purchase common stocks. Investments will be selected based on their potential for capital growth.

For purposes of the investment policies described above, a security is deemed to be issued by an issuer of Latin America if (i) the principal trading market for the security is in Latin America, (ii) the issuer is organized under the laws of a jurisdiction of Latin America or (iii)

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the issuer derives at least 50 percent of its revenues or profits from Latin
America or has at least 50 percent of its assets situated in Latin America.

The Fund's advisers will allocate the Fund's investments among securities denominated in the U.S. dollar, other major reserve currencies and currencies of Latin American countries in which the Fund is permitted to invest. The advisers may adjust the Fund's exposure to each such currency based on their perception of the most favorable markets and issuers. The percentage of the Fund's assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the advisers' assessment of the relative yield and appreciation potential of such securities and the current and anticipated relationship of a country's currency to the U.S. dollar. Fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rate trends are some of the principal factors which may be considered by the Fund's advisers in determining the degree of emphasis placed upon a particular type of security, industry sector, country or currency within the Fund's portfolio. Securities purchased by the Fund may be denominated in a currency other than that of the country in which the issuer is domiciled. The Fund is not limited as to the amount of its assets that may be invested in any one country; however, it will attempt to allocate investments among a wide range of industries and companies. The Fund will place primary emphasis on equity and equity-related securities but may also invest in any type of debt security and various derivative securities if the advisers believe that doing so may result in capital growth. The Fund will not invest more than 25% of its net assets in debt securities denominated in a single currency other than the U.S. dollar, or invest more than 25% of its net assets in debt securities issued by a single foreign government or supranational organization. Because certain companies represent a significant portion of the total market capitalization of the country or countries in which they operate, the Fund may invest a significant proportion of its assets in these companies.

The Fund's advisers will review economic and political events in the countries in which the Fund is invested on an ongoing basis.

The Fund may invest in securities of companies of various sizes, including smaller companies whose securities may be more volatile and less liquid than securities of larger companies. With respect to certain countries in which capital markets are either less developed or not easily accessed, the Fund may invest in closed-end investment companies that in turn are authorized to invest in the securities of such countries.

The Fund may invest any portion of its assets not invested as described above in high quality money market instruments and repurchase agreements. For temporary defensive purposes, the Fund may invest its assets without limitation in these instruments as well as in debt securities issued in various currencies by companies, governments and supranational

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entities located in Latin America and securities issued or guaranteed by the government of any member country of the Organization for Economic Cooperation and Development or its agencies or instrumentalities. At times when its advisers deem it advisable to limit the Fund's exposure to the equity markets in which it ordinarily invests, the Fund may invest up to 20% of its total assets in U.S. Government obligations (exclusive of any investments in money market instruments).To the extent that the Fund departs from its investment policies during such periods, its investment objective may not be achieved.

For a discussion of certain risks associated with an investment in the Fund, see "Risk Factors" and "Other Investment Practices" below.


OTHER INVESTMENT
PRACTICES

The Fund may also engage in the following investment practices, when consistent with the Fund's overall objective and policies. These practices, and certain associated risks, are more fully described in the SAI.

U.S. GOVERNMENT OBLIGATIONS. U.S. Government obligations include obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

MONEY MARKET INSTRUMENTS.
The Fund may invest in cash or high-quality, short-term money market instruments. These may include U.S. Government securities, commercial paper of domestic and foreign issuers and obligations of domestic and foreign banks. Investments in foreign money market instruments may involve certain risks associated with foreign investment.

DEBT SECURITIES. The Fund may invest in investment grade debt securities, and may invest up to 5% of the value of its net assets in non-investment grade debt securities, commonly referred to as "junk bonds." Investment grade debt securities are securities rated in the category BBB or higher by Standard & Poor's Corporation ("S&P"), or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or the equivalent by another national rating organization, or, if unrated, determined by the advisers to be of comparable quality. Debt securities which do not satisfy these standards are considered by the Fund to be non-investment grade and involve greater risks than investment grade securities. See "Risk Factors" below.

DEPOSITARY RECEIPTS. The Fund may invest its assets in securities of foreign issuers in the form of American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts or other similar securities representing securities of foreign issuers (collectively, "Depositary Receipts"). The Fund treats Depositary Receipts as interests in the underlying securities for purposes of its investment policies. Unsponsored Depositary Receipts may not carry comparable voting rights to sponsored Depositary Receipts, and a purchaser of unsponsored Depositary Receipts may not receive

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as much information about the issuer of the underlying securities as with a sponsored Depositary Receipt.

SUPRANATIONAL OBLIGATIONS.
The Fund may invest in debt securities issued by supranational organizations, which include organizations such as The World Bank, the European Community, the European Coal and Steel Community and the Asian Development Bank.

BRADY BONDS AND EMERGING MARKET GOVERNMENT OBLIGATIONS. The Fund's debt securities may include certain Latin American governmental debt obligations commonly referred to as Brady Bonds. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the "Brady Plan," a program for debtor nations to restructure their outstanding external commercial bank indebtedness. Brady Bonds have only been issued relatively recently and accordingly do not have a long payment history. In addition to Brady Bonds, the Fund may invest in Latin American governmental obligations which may be issued as a result of other debt restructuring agreements. A substantial portion of the Brady Bonds and other similar obligations in which the Fund may invest are likely to be acquired at a significant discount and, accordingly, may exhibit volatility.

STRUCTURED PRODUCTS. The Fund may invest in structured products, which are interests in entities organized solely for the purpose of restructuring the investment characteristics of certain other investments. These investments are deposited with or purchased by the entities, which then issue securities (the structured products) backed by, or representing interests in, the underlying investments. The cash flow on the underlying investments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions, and the extent of the payments made with respect to structured investments depends on the amount of the cash flow on the underlying investments. Structured products are subject to the risks associated with the underlying market or security, and may be subject to greater volatility than direct investments in the underlying market or security.

INDEXED INVESTMENTS. The Fund may invest in instruments which are indexed to certain specific foreign currency exchange rates. The terms of such instruments may provide that their principal amounts or just their coupon interest rates are adjusted upwards or downwards (but not below zero) at maturity or on established coupon payment dates to reflect changes in the exchange rate between two or more currencies while the obligation is outstanding. Such indexed investments entail the risk of loss of principal and/or interest payments from currency movements in addition to principal risk, but offer the potential for realizing gains as a result of changes in foreign currency exchange rates.

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REPURCHASE AGREEMENTS, SECURITIES LOANS AND FORWARD AND STAND-BY
COMMITMENTS. The Fund may enter into agreements to purchase and resell securities at an agreed-upon price and time. The Fund also has the ability to lend portfolio securities in an amount equal to not more than 30% of its total assets to generate additional income. These transactions must be fully collateralized at all times. The Fund may purchase securities for delivery at a future date, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. The Fund may enter into put transactions, including those sometimes referred to as stand-by commitments, with respect to securities in its portfolio. In these transactions, the Fund would acquire the right to sell a security at an agreed upon price within a specified period prior to its maturity date. A put transaction will increase the cost of the underlying security and consequently reduce the available yield. Each of these transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction.

BORROWINGS AND REVERSE REPURCHASE AGREEMENTS.
The Fund may borrow money from banks for temporary or short-term purposes, but will not borrow money to buy additional securities, known as "leveraging." The Fund may also sell and simultaneously commit to repurchase a portfolio security at an agreed-upon price and time. The Fund may use this practice to generate cash for shareholder redemptions without selling securities during unfavorable market conditions. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). The Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities, which are securities generally offering fixed interest or dividend yields which may be converted either at a stated price or stated rate for common or preferred stock. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Because of the conversion feature, the market value of convertible securities also tends to vary with fluctuations in the market value of the underlying common or preferred stock.

LOAN PARTICIPATIONS. The Fund may invest in participations in fixed and floating rate loans arranged through private negotiations between a borrower and one or more financial institutions. When investing in a participation, the Fund will typically have the right to receive payments only from the lender, and not from the borrower itself, to the extent the lender receives payments

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from the borrower. Accordingly, the Fund may be subject to the credit risk of both the borrower and the lender. Loan participations may be illiquid.

OTHER INVESTMENT COMPANIES. Apart from being able to invest all of its investable assets in another investment company having substantially the same investment objectives and policies, the Fund may invest up to 10% of its total assets in shares of other investment companies when consistent with its investment objective and policies, subject to applicable regulatory limitations. Additional fees may be charged by other investment companies.

STRIPS. The Fund may invest up to 20% of its total assets in stripped obligations (i.e., separately traded principal and interest components of securities) where the underlying obligation is backed by the full faith and credit of the U.S. Government, including instruments known as "STRIPS." The value of these instruments tends to fluctuate more in response to changes in interest rates than the value of ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer.

DERIVATIVES AND RELATED INSTRUMENTS. The Fund may invest its assets in derivative and related instruments to hedge various market risks or to increase its income or gain. Some of these instruments will be subject to asset segregation requirements to cover the Fund's obligations. The Fund may (i) purchase, write and exercise call and put options on securities and securities indexes (including using options in combination with securities, other options or derivative instruments); (ii) enter into swaps, futures contracts and options on futures contracts; (iii) employ forward currency and interest rate contracts; and (iv) purchase and sell structured products, as described above.

There are a number of risks associated with the use of derivatives and related instruments and no assurance can be given that any strategy will succeed. The value of certain derivatives or related instruments in which the Fund invests may be particularly sensitive to changes in prevailing economic conditions and market value. The ability of the Fund to successfully utilize these instruments may depend in part upon the ability of its advisers to forecast these factors correctly. Inaccurate forecasts could expose the Fund to a risk of loss. There can be no guarantee that there will be a correlation between price movements in a hedging instrument and in the portfolio assets being hedged. The Fund is not required to use any hedging strategies. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. Derivatives transactions not involving hedging may have speculative characteristics, involve leverage and result in losses that may exceed the original investment of the Fund. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price

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distortions in derivatives markets. In certain instances, particularly those involving over-the-counter transactions or forward contracts, there is a greater potential that a counterparty or broker may default. In the event of a default, the Fund may experience a loss. For additional information concerning derivatives, related instruments and the associated risks, see the SAI.

PORTFOLIO TURNOVER. The frequency of the Fund's buy and sell transactions will vary from year to year. The Fund's investment policies may lead to frequent changes in investments, particularly in periods of rapidly changing market conditions. High portfolio turnover rates would generally result in higher transaction costs, including brokerage commissions or dealer mark-ups, and would make it more difficult for the Fund to qualify as a registered investment company under federal tax law. See "How Distributions are Made; Tax Information."


LIMITING INVESTMENT RISKS
Specific investment restrictions help the Fund limit investment risks for its shareholders. These restrictions prohibit the Fund from: (a) investing more than 15% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees) or (b) investing more than 25% of its total assets in any one industry. A complete description of these and other investment policies is included in the SAI. Except for the Fund's investment objective, restriction (b) above and investment policies designated as fundamental in the SAI, the Fund's investment policies are not fundamental. The Trustees may change any non-fundamental investment policy without shareholder approval.


RISK FACTORS
The net asset value of the shares of the Fund will fluctuate based on the value of the securities in the Fund's portfolio. As the Fund invests primarily in equity securities of companies outside the U.S., an investment in its shares involves a higher degree of risk than an investment in a U.S. equity fund. An investment in the Fund should not be considered a complete investment program and may not be appropriate for all investors.

Latin American economies have experienced considerable difficulties in the past decade. Although there have been significant improvements in recent years, the Latin American economies continue to experience challenging problems, including high inflation rates and high interest rates relative to the United States. The emergence of the Latin American economies and securities markets will require continued economic and fiscal discipline which has been lacking at times in the past, as well as stable political and social conditions. Recovery may also be influenced by international economic conditions, particularly those in the United States, and by world prices for oil and other commodities. There is no assurance that recent economic initiatives will be successful.

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

Since Latin American securities are normally denominated and traded in foreign currencies, the values of the Fund's Latin American investments may be influenced by currency exchange rates and exchange control regulations. Some of the currencies of Latin American countries have experienced steady devaluations relative to the United States dollar, and major adjustments have been made in certain of these currencies periodically. Some Latin American countries may also have managed currencies, which are not free floating against the United States dollar. In addition, there is risk that certain Latin American countries may restrict the free conversion of their currencies into other currencies. Further, it generally will not be possible to reduce the Fund's Latin American currency risk through hedging. Devaluations in the currencies in which the Fund's portfolio securities are denominated will adversely affect the Fund's net asset value.

There may be less information publicly available about Latin American issuers than U.S. issuers, and they are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Latin American securities markets are smaller, less liquid and have more limited trading volume than those in the United States. Such factors could cause the prices of Latin American securities to be erratic for reasons apart from factors that affect the quality of securities.

Most Latin American countries have experienced substantial, and in some periods, extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain Latin American countries.

Certain Latin American countries are among the largest debtors to commercial banks and foreign governments. Some of these countries have in the past defaulted on their sovereign debt. Holders of sovereign debt (which may include the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Latin American settlement procedures and trade regulations may involve certain expenses and risks. One risk would be the delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad. This factor could impede the ability of the Fund to effect portfolio transactions on a timely basis and could have an adverse impact on the net asset value of the Fund's shares.

It is possible that nationalization or expropriation of assets, imposition of currency exchange controls, taxation by withholding Fund assets, political or financial instability and diplomatic developments could affect the value of the Fund's investments in certain Latin American countries.

Certain national policies may impede the Fund's investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests. For example, the

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Fund currently does not intend to invest directly in Chile due to certain restrictions and deposit requirements imposed on foreign investors. Additionally, special tax considerations will apply to foreign securities, such as the imposition of withholding taxes, and there may be an absence of developed legal structures governing private or foreign investment and private property.

Although there is a trend toward less government involvement in commerce, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain countries, the government still owns or controls many companies, including some of the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect private sector companies and the Fund, as well as the value of securities in the Fund's portfolio.

Some of the Latin American equity securities in which the Fund may invest may be issued by smaller companies. The securities of smaller companies, whether Latin American or domestic, often trade less frequently and in lower volume than securities of larger, more established companies. Consequently, price changes may be more abrupt or erratic. Such companies may have limited product lines, markets or financial resources, or may depend on a limited management group.

Securities rated in the lowest investment grade category lack certain investment characteristics and may have speculative characteristics. Non-investment grade debt securities, commonly referred to as "junk bonds," involve greater risks than investment grade securities (including risks relating to default or bankruptcy of the issuer) and are regarded as speculative in nature.

Because the Fund is "non-diversified," the value of its shares may be more susceptible to developments affecting the specific companies whose securities are owned by the Fund.

For a discussion of certain other risks associated with the Fund's additional investment activities, see "Other Investment Practices" above.



MANAGEMENT

THE FUND'S ADVISERS
The Chase Manhattan Bank ("Chase") is the Fund's investment adviser under an Investment Advisory Agreement and has overall responsibility for investment decisions of the Fund, subject to the oversight of the Board of Trustees. Chase is a wholly-owned subsidiary of The Chase Manhattan Corporation, a bank holding company. Chase and its predecessors have over 100 years of money management experience.

For its investment advisory services to the Fund, Chase is entitled to receive an annual fee computed daily and paid monthly based at an annual rate equal to 1.00% of the Fund's average daily net assets. Chase is located at 270 Park Avenue, New York, New York 10017.

Chase Asset Management, Inc. ("CAM"), a registered investment adviser, is the sub-investment adviser to the Fund under a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly-owned operating subsidiary of Chase. CAM makes investment decisions for the Fund on a day-to-day basis. For these services, CAM is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.50% of the Fund's average daily net assets. CAM provides discretionary investment advisory services to institutional clients. The same individuals who serve as portfolio managers for Chase also serve as portfolio managers for CAM. CAM is located at 1211 Avenue of the Americas, New York, New York 10036.

PORTFOLIO MANAGERS. Wayne Perkins, a Vice President of Chase, has been responsible for the management of Latin American Equity Fund since its inception. Mr. Perkins has been involved in investment management in the Latin American region since 1987 and is currently responsible for investment management and equity research in the Latin American region. Mr. Perkins joined Chase in 1976.



ABOUT YOUR INVESTMENT

CHOOSING A SHARE CLASS

CLASS A SHARES. An investor who purchases Class A shares pays a sales charge at the time of purchase. As a result, Class A shares are not subject to any sales charges when they are redeemed. Certain purchases of Class A shares qualify for reduced sales charges. Class A shares have lower combined 12b-1 and service fees than Class B shares. See "How to Buy, Sell and Exchange Shares" and "Other Information Concerning the Fund."

CLASS B SHARES. Class B shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge ("CDSC") if redeemed within a specified period after purchase. Class B shares also have higher combined 12b-1 and service fees than Class A shares.

Class B shares automatically convert into Class A shares, based on relative net asset value, at the beginning of the ninth year after purchase. For more information about the conversion of Class B shares, see the SAI. This discussion will include information about how shares acquired through reinvestment of distributions are treated for conversion purposes. Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made. Until conversion, Class B shares will have a higher expense ratio and pay lower dividends than Class A shares because of the higher combined 12b-1 and service fees. See "How to Buy, Sell and Exchange Shares" and "Other Information Concerning the Fund."

WHICH ARRANGEMENT IS BEST FOR YOU? The decision as to which class of shares provides a more suitable investment for you depends on a number of factors, including the amount and intended length of the investment. If you are making an investment that qualifies for reduced sales charges, you might consider Class A shares. If you prefer not to pay an initial sales charge and anticipate holding your shares for a number of years, you might consider Class B shares. In almost all cases, if you are planning to purchase $250,000 or more of the Fund's shares you will pay lower aggregate charges and expenses by purchasing Class A shares.


HOW TO BUY, SELL
AND EXCHANGE SHARES

HOW TO BUY SHARES
You can open a Fund account with as little as $2,500 for regular accounts, $1,000 for traditional and Roth IRAs, SEP-IRAs and the Systematic Investment Plan, or $500 for Education IRAs. Additional investments can be made at any time with as little as $100. Holders of omnibus accounts with the Fund may set their own minimum amounts for investment through such accounts. You can buy Fund shares three ways--through an investment representative, through the Fund's distributor by calling the Chase Vista Service Center, or through the Systematic Investment Plan.

All purchases made by check should be in U.S. dollars and made payable to the Chase Vista Funds. Third party checks, credit cards and cash will not be accepted. The Fund reserves the right to reject any purchase order or cease offering shares for purchase at any time. When purchases are made by check, redemptions will not be allowed until the check clears, which may take 15 calendar days or longer. In addition, the redemption of shares purchased through Automated Clearing House (ACH) will not be allowed until your payment clears, which may take 7 business days or longer.

BUYING SHARES THROUGH THE FUND'S DISTRIBUTOR. Complete and return the enclosed application and your check in the amount you wish to invest to the Chase Vista Service Center.

BUYING SHARES THROUGH SYSTEMATIC INVESTING. You can make regular investments of $100 or more per transaction through automatic periodic deduction from your bank checking or savings account. Shareholders electing to start this Systematic Investment Plan when opening an account should complete Section 8 of the account application. Current shareholders may begin such a plan at any time by sending a signed letter and a deposit slip or voided check to the Chase Vista Service Center. Call the Chase Vista Service Center at 1-800-34-VISTA for complete instructions.

Shares are purchased at the public offering price, which is based on the net asset value next determined after the Chase Vista Service Center receives your order in proper form. In most cases, in order to receive that day's public offering price, the Chase Vista Service Center must receive your order in proper form before the close of regular trading on the New York Stock Exchange. If you buy shares through your investment representative, the representative must receive your order before the close of regular trading on the New York Stock Exchange to receive that day's public offering price. Orders are in proper form only after funds are converted to federal funds. Orders paid by check and received by 2:00 p.m., Eastern Time will generally be available for the purchase of shares the following business day.

If you are considering redeeming or exchanging shares or transferring shares to another person shortly after purchase, you should pay for those shares with a certified check to avoid any delay in redemption, exchange or transfer. Otherwise the Fund may delay payment until the purchase price of those shares has been collected or, if you redeem by telephone, until 15 calendar days after the purchase date. To eliminate the need for safekeeping, the Fund will not issue certificates for your Class A shares unless you request them. Due to the conversion feature of Class B shares, certificates for Class B shares will not be issued and all Class B shares will be held in book entry form.

                                Class A Shares

The public offering price of Class A shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The Fund receives the net asset value. The sales charge is allocated between your broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to your broker-dealer.

                                                                    Amount of
                                       Sales charge as a           sales charge
                                        percentage of:             reallowed to
                                   -----------------------         dealers as a
      Amount of transaction at     Offering     Net amount        percentage of
            offering price($)        price       invested         offering price
--------------------------------------------------------------------------------
Under 100,000 ...................    4.75          4.99                4.00
100,000 but under 250,000 .......    3.75          3.90                3.25
250,000 but under 500,000 .......    2.50          2.56                2.25
500,000 but under 1,000,000 .....    2.00          2.04                1.75

There is no initial sales charge on purchases of Class A shares of $1 million or more.

The Fund's distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases of shares of a Fund. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Fund's distributor may withhold such payments with respect to short-term investments.


                                Class B Shares

Class B shares are sold without an initial sales charge, although a CDSC will be imposed if you redeem shares within a specified period after purchase, as shown in the table below. The following types of shares may be redeemed without charge at any time: (i) shares acquired by reinvestment of distributions and
(ii) shares otherwise exempt from the CDSC, as described below. For other shares, the amount of the charge is determined as a percentage of the lesser of the current market value or the purchase price of shares being redeemed.

Year     1      2      3      4      5      6      7      8+
------   ----   ----   ----   ----   ----   ----   ----   ---
CDSC     5%     4%     3%     3%     2%     1%     0%     0%

In determining whether a CDSC is payable on any redemption, the Fund will first redeem shares not subject to any charge, and then shares held longest during the CDSC period. When a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. For information on how sales charges are calculated if you exchange your shares, see "How to Exchange Your Shares." The Fund's distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares, and the distributor receives the entire amount of any CDSC you pay.

GENERAL
You may be eligible to buy Class A shares at reduced sales charges. Consult your investment representative or the Chase Vista Service Center for details about Chase Vista's combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans, and other plans. Descriptions are also included in the enclosed application and in the SAI. For purchases of the Funds' Class A shares made from January 1, 1998 through April 30, 1998, no initial sales charge will be assessed if you are opening or adding to a Vista prototype IRA by transferring or rolling over $5,000 or more of assets from a qualified plan, consisting of redemption proceeds from non-Chase Vista mutual funds on which you paid a front-end or deferred sales load. In connection with such purchases of Class A shares, the Funds' distributor will pay broker-dealers a 1% commission. If you open or add to a Vista prototype IRA, from January 1, 1998 through April 30, 1998, by investing $5,000 or more, the annual IRA maintenance fee payable to the IRA sponsor will be waived for the life of the account. In addition, sales charges are waived if you are using redemption proceeds received within the prior ninety days from non-Chase Vista mutual funds to buy your shares, and on which you paid a front-end or contingent deferred sales charge.

Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both Chase Vista and non-Chase Vista mutual funds. With Board of Trustee approval, the money that is invested in Chase Vista Funds may be combined with the other mutual funds in the same program when determining the Plan's eligibility to buy Class A shares without a sales charge. These investments will also be included for purposes of the discount privileges and programs described above.

The Fund may sell Class A shares at net asset value without an initial sales charge to the Fund's current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of Chase, the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Chase Vista Fund shares), financial institution trust departments investing an aggregate of $1 million or more in the Chase Vista Funds and clients of certain administrators of tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in the Chase Vista Funds.

For purchases of the Fund's Class A shares made from January 1, 1998 through December 31, 1998, no initial sales charge will be assessed if you are investing the proceeds of an IRA or other qualified plan for which The Chase Manhattan Bank or its designee serves as trustee or custodian. No initial sales charge will apply to the purchase of the Fund's Class A shares if you are investing the proceeds of a qualified retirement plan, where a portion of the plan was invested in the Chase Vista Funds, any qualified retirement plan with 50 or more participants, or an individual participant in a tax-qualified plan making a tax-free rollover or transfer of assets from the plan in which Chase or an affiliate serves as trustee or custodian of the plan or manages some portion of the plan's assets.

Purchases of the Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services. Purchases of the Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

Investors may incur a fee if they effect transactions through a broker or agent.

Purchases of the Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the particular Fund, the Fund's distributor or the Chase Vista Service Center.

Shareholders of record of any Chase Vista Fund as of November 30, 1990 and certain immediate family members may purchase the Fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any Chase Vista Fund, provided there is no change in account registration.

The Fund may sell Class A shares at net asset value without an initial sales charge in connection with the acquisition by the Fund of assets of an investment company or personal holding company. The CDSC will be waived on redemption of Class B shares arising out of death or disability or in connection with certain withdrawals from IRA or other retirement plans. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 with respect to the applicable Fund at the time the systematic withdrawal plan was established. The SAI contains additional information about purchasing the Fund's shares at reduced sales charges.

The Fund reserves the right to change any of these policies on purchases without an initial sales charge at any time and may reject any such purchase request.

For shareholders that bank with Chase, Chase may aggregate investments in the Chase Vista Funds with balances held in Chase bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. Chase and certain broker-dealers and other shareholder servicing agents may, at their own expense, provide gifts, such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the Chase Vista Funds.

Shareholders of other Chase Vista Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.

HOW TO SELL SHARES
You can sell your Fund shares any day the New York Stock Exchange is open, either directly to the Fund or through your investment representative. The Fund will only forward redemption payments on shares for which it has collected payment of the purchase price.

SELLING SHARES DIRECTLY TO A FUND. Send a signed letter of instruction to the Chase Vista Service Center, along with any certificates that represent shares you want to sell. The price you will receive is the next net asset value calculated after the Fund receives your request in proper form, less any applicable CDSC. In order to receive that day's net asset value, the Chase Vista Service Center must receive your request before the close of regular trading on the New York Stock Exchange.


SIGNATURE GUARANTEES. If you sell shares having a net asset value of $100,000 or more, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. See the SAI for more information about where to obtain a signature guarantee.

If you want your redemption proceeds sent to an address other than your address as it appears on Chase Vista's records, a signature guarantee is required. The Fund may require additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact the Chase Vista Service Center for details.


DELIVERY OF PROCEEDS. The Fund generally sends you payment for your shares the business day after your request is received in proper form, assuming the Fund has collected payment of the purchase price of your shares. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

TELEPHONE REDEMPTIONS. You may use Vista's Telephone Redemption Privilege to redeem shares from your account unless you have notified the Chase Vista Service Center of an address change within the preceding 30 days. Telephone redemption requests in excess of $25,000 will only be made by wire to a bank account on record with the Fund. There will be a $10.00 charge for each wire transaction. Unless an investor indicates otherwise on the account application, the Fund will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his or her representative, who can provide the Fund with his or her account registration and address as it appears on the Fund's records.

The Chase Vista Service Center will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. An investor agrees, however, that to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For information, consult the Chase Vista Service Center.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Chase Vista Service Center by telephone. In this event, you may wish to submit a written redemption request, as described above, or contact your investment representative. The Telephone Redemption Privilege is not available if you were issued certificates for shares that remain outstanding. The Telephone Redemption Privilege may be modified or terminated without notice.

SYSTEMATIC WITHDRAWAL.
You can make regular withdrawals of $50 or more ($100 or more for Class B accounts) monthly, quarterly or semiannually. A minimum account balance of $5,000 is required to establish a systematic withdrawal plan for Class A accounts. Call the Chase Vista Service Center at 1-800-34-VISTA for complete instructions.

SELLING SHARES THROUGH YOUR INVESTMENT REPRESENTATIVE. Your investment representative must receive your request before the close of regular trading on the New York Stock Exchange to receive that day's net asset value. Your investment representative will be responsible for furnishing all necessary documentation to the Chase Vista Service Center, and may charge you for its services.

INVOLUNTARY REDEMPTION OF ACCOUNTS. The Fund may involuntarily redeem your shares if at such time the aggregate net asset value of the shares in your account is less than $500 due to redemptions or if you purchase through the Systematic Investment Plan and fail to meet the Fund's investment minimum within a twelve month period. In the event of any such redemption, you will receive at least 60 days notice prior to the redemption. In the event a Fund redeems Class B shares pursuant to this provision, no CDSC will be imposed.

HOW TO EXCHANGE YOUR SHARES
You can exchange your shares for shares of the same class of certain other Chase Vista Funds at net asset value beginning 15 days after purchase. Not all Chase Vista Funds offer all classes of shares. The prospectus of the other Chase Vista Fund into which shares are being exchanged should be read carefully and retained for future reference. If you exchange shares subject to a CDSC, the transaction will not be subject to the CDSC. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares. The CDSC will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest CDSC applicable to your class of shares. In computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

EXCHANGING TO MONEY MARKET FUNDS. An exchange of Class B shares into any of the Chase Vista money market funds (other than the Class B shares of the Prime Money Market Fund in the case of Class B shares) will be treated as a redemption--and therefore subject to the conditions of the CDSC -- and a subsequent purchase. Class B shares of any Chase Vista non-money market fund may be exchanged into the Class B shares of the Prime Money Market Fund in order to continue the aging of the initial purchase of such shares.

For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss.

EXCHANGING BY PHONE. A Telephone Exchange Privilege is currently available. Call the Chase Vista Service Center for procedures for telephone transactions. The Telephone Exchange Privilege is not available if you were issued certificates for shares that remain outstanding. Ask your investment representative or the Chase Vista Service Center for prospectuses of other Chase Vista Funds. Shares of certain Chase Vista Funds are not available to residents of all states.

EXCHANGE PARAMETERS. The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Chase Vista management or the Trustees believe doing so would be in the best interests of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. In addition, any shareholder who makes more than ten exchanges of shares involving the Fund in a year or three in a calendar quarter will be charged a $5.00 administration fee for each such exchange. Shareholders would be notified of any such action to the extent required by law. Consult the Chase Vista Service Center before requesting an exchange. See the SAI to find out more about the exchange privilege.

REINSTATEMENT PRIVILEGE.
Upon written request, Class A shareholders have a one time privilege of reinstating their investment in the Fund at net asset value within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the shares (not in excess of the redemption), and shares will be purchased at the next determined net asset value. Class B shareholders who have redeemed their shares and paid a CDSC with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B shares.



HOW THE FUND
VALUES ITS SHARES

The net asset value of each class of the Fund's shares is determined once daily based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time), on each business day of the Fund, by dividing the net assets of the Fund attributable to that class by the total number of outstanding shares of that class. Values of assets held by the Fund are determined on the basis of their market or other fair value, as described in the SAI.

HOW DISTRIBUTIONS ARE
MADE; TAX INFORMATION

The Fund distributes any net investment income at least semi-annually and any net realized capital gains at least annually. Capital gains are distributed after deducting any available capital loss carryovers. Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B shares because expenses attributable to Class B shares will generally be higher.
DISTRIBUTION PAYMENT OPTION. You can choose from three distribution options:
(1) reinvest all distributions in additional Fund shares without a sales charge; (2) receive distributions from net investment income in cash or by ACH to a pre-established bank account while reinvesting capital gains distributions in additional shares without a sales charge; or (3) receive all distributions in cash or by ACH. You can change your distribution option by notifying the Chase Vista Service Center in writing. If you do not select an option when you open your account, all distributions will be reinvested. All distributions not paid in cash or by ACH will be reinvested in shares of the same share class. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the quarter in which the reinvestment occurs.

If a check representing a Fund distribution is not cashed within a specified period, the Chase Vista Service Center will notify you that you have the option of requesting another check or reinvesting the distribution in the Fund or in an established account of another Chase Vista Fund without a sales charge. If the Chase Vista Service Center does not receive your election, the distribution will be reinvested in the Fund. Similarly, if the Fund or the Chase Vista Service Center sends you correspondence returned as "undeliverable," distributions will automatically be reinvested in the Fund.

The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. The Fund intends to distribute substantially all of its ordinary income and capital gain net income on a current basis. If the Fund does not qualify as a regulated investment company for any taxable year or does not make such distributions, the Fund will be subject to tax on all of its income and gains.

TAXATION OF DISTRIBUTIONS. All Fund distributions of net investment income (which term includes net short-term capital gain) will be taxable as ordinary income. Any distributions of net capital gain which are designated as "capital gain dividends" will be taxable as long-term capital gain at the currently applicable 28% or 20% rate, regardless of how long you have held the shares. The taxation of your distributions is the same whether received in cash or in shares through the reinvestment of distributions.

Investment income received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. Since more than 50% of the value of the total assets of the Fund at the close of its taxable year is anticipated to be stock or securities of foreign corporations, the Fund may elect to "pass through" to its shareholders the amount of foreign taxes paid by the Fund.

You should carefully consider the tax implications of purchasing shares just prior to a distribution. This is because you will be taxed on the entire amount of the distribution received, even though the net asset value per share will be higher on the date of such purchase as it will include the distribution amount.


Early in each calendar year the Fund will notify you of the amount and tax status of distributions paid to you by the Fund for the preceding year.

The above is only a summary of certain federal income tax consequences of investing in the Fund. You should consult your tax adviser to determine the precise effect of an investment in the Fund on your particular tax situation (including possible liability for state and local taxes and, for foreign shareholders, U.S. withholding taxes).


OTHER INFORMATION
CONCERNING THE FUND

DISTRIBUTION PLANS
The Fund's distributor is Vista Fund Distributors, Inc. ("VFD"). VFD is a subsidiary of The BISYS Group, Inc. and is unaffiliated with Chase. The Trust has adopted Rule 12b-1 distribution plans for Class A and Class B shares, which provide for the payment of distribution fees at annual rates of up to 0.25% and 0.75% of the average daily net assets attributable to Class A and Class B shares of the Fund, respectively. Payments under the distribution plans shall be used to compensate or reimburse the Fund's distributor and broker-dealers for services provided and expenses incurred in connection with the sale of Class A and Class B shares, and are not tied to the amount of actual expenses incurred. Payments may be used to compensate broker-dealers with trail or maintenance commissions at an annual rate of up to 0.25% of the average daily net asset value of Class A and Class B shares invested in a Fund by customers of these broker-dealers. Trail or maintenance commissions are paid to broker-dealers beginning the 13th month following the purchase of shares by their customers. Promotional activities for the sale of Class A and Class B shares will be conducted generally by the Chase Vista Funds, and activities intended to promote the Fund's Class A and Class B shares may also benefit the Fund's other shares and other Chase Vista Funds.

VFD may provide promotional incentives to broker-dealers that meet specified targets for one or more Chase Vista Funds. These incentives may include gifts of up to $100 per person annually; an occassional meal, ticket to a sporting event or theater for entertainment for broker dealers and their guests; and payment or reimbursement for travel expenses, including lodging and meals, in connection with attendance at training and educational meetings within and outside the U.S.

VFD may provide promotional incentives to broker-dealers that meet specified sales targets for one or more Chase Vista Funds. These incentives may include gifts of up to $100 per person annually; an occasional meal, ticket to a sporting event or theater for entertainment for broker-dealers and their guests; and payment or reimbursement for travel expenses, including lodging and meals, in connection with attendance at training and educational meetings within and outside the U.S.

VFD may from time to time, pursuant to objective criteria established by it, pay additional compensation to qualifying authorized broker-dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund. In some instances, such compensation may be offered only to certain broker-dealers who employ registered representatives who have sold or may sell significant amounts of shares of the Fund and/or other Vista Funds during a specified period of time. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by VFD out of compensation retained by it from the Fund or other sources available to it.

SHAREHOLDER SERVICING AGENTS
The Trust has entered into shareholder servicing agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers who beneficially own Class A or Class B shares of the Fund. These services include one or more of the following: assisting with purchase and redemption transactions, maintaining shareholder accounts and records, furnishing customer statements, transmitting shareholder reports and communications to customers and other similar shareholder liaison services. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of Class A or Class B shares of the Fund held by investors for whom the shareholder servicing agent maintains a servicing relationship. Shareholder servicing agents may subcontract with other parties for the provision of shareholder support services.

Shareholder servicing agents may offer additional services to their customers, such as pre-authorized or systematic purchase and redemption plans. Each shareholder servicing agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain shareholder servicing agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees an amount not exceeding such other fees or the fees for their services as shareholder servicing agents.

Chase and/or VFD may from time to time, at their own expense out of compensation retained by them from the Fund or other sources available to them, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares of the Fund held by customers of such shareholder servicing agents. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by Chase and/or VFD.

Chase and its affiliates and the Chase Vista Funds, affiliates, agents, and subagents may exchange among themselves and others certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

ADMINISTRATOR AND
SUB-ADMINISTRATOR
Chase acts as the Fund's administrator and is entitled to receive a fee computed daily and paid monthly at an annual rate equal to 0.10% of the Fund's average daily net assets.

VFD provides certain sub-administrative services to the Fund pursuant to a distribution and sub-administration agreement and is entitled to receive a fee for these services from the Fund at an annual rate equal to 0.05% of the Fund's average daily net assets. VFD has agreed to use a portion of this fee to pay for certain expenses incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. VFD is located at One Chase Manhattan Plaza, 3rd Floor, New York, New York 10081.

CUSTODIAN
Chase acts as the Fund's custodian and fund accountant and receives compensation under an agreement with the Trust. Fund securities and cash may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees.


EXPENSES
The Fund pays the expenses incurred in its operations, including the Fund's pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Fund. Shareholder servicing and distribution fees are allocated to specific classes of the Fund. In addition, the Fund may allocate transfer agency and certain other expenses by class. Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.


ORGANIZATION AND
DESCRIPTION OF SHARES
The Fund is a portfolio of Mutual Fund Group, an open-end management investment company organized as a Massachusetts business trust in 1987 (the "Trust"). The Trust has reserved the right to create and issue additional series and classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of each class of the Fund generally vote together except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.

The Fund issues multiple classes of shares. This Prospectus relates to Class A and Class B shares of the Fund. The Fund may offer other classes of shares in addition to these classes and may determine not to offer certain classes of shares. The categories of investors that are eligible to purchase shares and minimum investment requirements may differ for each class of the Fund's shares. In addition, other classes of Fund shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which would affect the relative performance of the different classes. Investors may call 1-800-34-VISTA to obtain additional information about other classes of shares of the Fund that are offered. Any person entitled to receive compensation for selling or servicing shares of the Fund may receive different levels of compensation with respect to one class of shares over another.

The business and affairs of the Trust are managed under the general direction and supervision of its Board of Trustees. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of all series or classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. The Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of all outstanding shares of the Trust.

Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

PERFORMANCE INFORMATION

The Fund's investment performance may from time to time be included in advertisements about the Fund. Performance is calculated separately for each class of shares, in the manner described in the SAI. "Yield" for each class of shares is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share of such class on the last day of that period.

"Total return" for the one-, five- and ten-year periods (or since inception, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund invested at the maximum public offering price (in the case of Class A shares) or reflecting the deduction of any applicable contingent deferred sales charge (in the case of Class B shares). Total return may also be presented for other periods or without reflecting sales charges. Any quotation of investment performance not reflecting the maximum initial sales charge or contingent deferred sales charge would be reduced if such sales charges were used.

All performance data is based on the Fund's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, the Fund's operating expenses and which class of shares you purchase. Investment performance also often reflects the risks associated with the Fund's investment objectives and policies. These factors should be considered when comparing the Fund's investment results to those of other mutual funds and other investment vehicles. Quotation of investment performance for any period when a fee waiver or expense limitation was in effect will be greater than if the waiver or limitation had not been in effect. The Fund's performance may be compared to other mutual funds, relevant indices and rankings prepared by independent services. See the SAI.

                 MAKE THE MOST OF YOUR CHASE VISTA PRIVILEGES

The following services are available to you as a Chase Vista Fund shareholder. [bullet] SYSTEMATIC INVESTMENT PLAN--Invest as much as you wish ($100 or more)
         in the first or third week of any month. The amount will be automatically transferred from your checking or savings account.
[bullet] SYSTEMATIC WITHDRAWAL PLAN--Make regular withdrawals of $50 or more
         ($100 or more for Class B accounts) monthly, quarterly or semiannually. A minimum account balance of $5,000 is required to establish a systematic withdrawal plan for Class A accounts.
[bullet] SYSTEMATIC EXCHANGE--Transfer assets automatically from one Chase
         Vista account to another on a regular, prearranged basis. There is no additional charge for this service.
[bullet] FREE EXCHANGE PRIVILEGE--Exchange money between Chase Vista Funds in the same class of shares without charge. The exchange privilege allows you to adjust your investments as your objectives change. Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange and systematic withdrawal or exchange.
[bullet] REINSTATEMENT PRIVILEGE--Class A shareholders have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption, accompanied by payment for the shares (not in excess of the redemption).

  Class B shareholders of the Fund who have redeemed their shares and paid a CDSC with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B shares.

For more information about any of these services and privileges, call your shareholder servicing agent, investment representative or the Vista Service Center at 1-800-34-VISTA. These privileges are subject to change or termination.

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

Chase Vista Mutual Funds & Retirement Products

CHASE VISTA INTERNATIONAL EQUITY FUNDS
Latin American Equity Fund
Southeast Asian Fund
Japan Fund
European Fund
International Equity Fund

CHASE VISTA U.S. EQUITY FUNDS
Small Cap Opportunities Fund
Small Cap Equity Fund (closed to new investors)
The Growth Fund of Washington
Capital Growth Fund
Growth and Income Fund
Large Cap Equity Fund
Equity Income Fund
Balanced Fund

CHASE VISTA FIXED INCOME FUNDS
Bond Fund
U.S. Government Securities Fund
U.S. Treasury Income Fund
Short-Term Bond Fund

CHASE VISTA TAX-FREE FUNDS(1)
New York Tax Free Income Fund
California Intermediate Tax Free Fund
Tax Free Income Fund

CHASE VISTA TAX-FREE MONEY MARKET FUNDS(1,2)
New York Tax Free Money Market Fund
Connecticut Daily Tax Free Income Fund Select Shares3
New Jersey Daily Municipal Income Fund Select Shares3
Tax Free Money Market Fund
California Tax Free Money Market Fund

CHASE VISTA TAXABLE MONEY MARKET FUNDS(2)
Cash Management Money Market Fund
Federal Money Market Fund
100% U.S. Treasury Securities Money Market Fund
U.S. Government Money Market Fund
Treasury Plus Money Market Fund

CHASE VISTA RETIREMENT PRODUCTS
Vista Capital Advantage Variable Annuity(4)
Vista 401(k) Advantage


For complete information on the Chase Vista Mutual Funds or Retirement
Products, including information about fees and expenses, call your investment professional or 1-800-34-VISTA for a prospectus. Please read it carefully before you invest or send money.
(1)Some income may be subject to certain state and local taxes. A portion of the income may be subject to the federal alternative minimum tax for some investors.

(2)An investment in a Money Market Fund is neither insured nor guaranteed by the U.S. Government. Yields will fluctuate, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

(3)Vista Select Shares of these funds are not a part of, or affiliated with, the Chase Vista Mutual Funds. Reich & Tang Distributors L.P. and New England Investment Companies L.P., which are unaffiliated with Chase, are the funds' distributor and investment adviser, respectively.

(4)The variable annuity contract is issued by First SunAmerica Life Insurance Company in New York; in other states, but not necessarily all states, it is issued by Anchor National Life Insurance Company.


                                       31
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CHASE VISTA SERVICE CENTER
P.O. Box 419392
Kansas City, MO 64141-6392


TRANSFER AGENT AND DIVIDEND PAYING AGENT
DST Systems, Inc.
210 West 10th Street
Kansas City, MO 64105


LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017


INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

[CHASE VISTA LOGO]
P.O. Box 419392
Kansas City, MO 64141-6392
                                                                      VLAE-1-398